UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2020

Viking Energy Group, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-29219	98-0199508
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

15915 Katy Freeway Suite 450, Houston, Texas	77094
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 404-4387

_____________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

First Amendment to Term Loan

As previously disclosed by Viking Energy Group, Inc., a Nevada corporation (the “Company”), in the Company’s Current Report on Form 8-K filed on February 6, 2020, Elysium Energy Holdings, LLC, a subsidiary of the Company (“Holdings”), together with its direct and indirect subsidiaries Elysium Energy, LLC, a Nevada limited liability company (“Elysium”); Elysium Energy LA, LLC, a Louisiana limited liability company (“Elysium LA”); Elysium Energy TX, LLC, a Texas limited liability company (“Elysium TX”); Pointe a La Hache, L.L.C., a Delaware limited liability company (“Pointe”); Turtle Bayou, L.L.C., a Delaware limited liability company (“Turtle”); Potash, L.L.C., a Delaware limited liability company (“Potash”); Ramos Field, L.L.C., a Delaware limited liability company (“Ramos” and, together with Elysium, Elysium LA, Elysium TX, Pointe, Turtle and Potash, the “Borrowers” and each a “Borrower”) entered into a Term Loan Agreement (the “Term Loan Agreement”) dated February 3, 2020 by and among Holdings, the Borrowers, 405 Woodbine LLC, as administrative agent (the “Agent”), and the lenders signatory thereto (collectively, the “Lenders”).

The Term Loan Agreement required, among other things, the Borrowers to meet certain PDP Collateral Coverage and Maximum Leverage covenants (as described in the Term Loan Agreement) as of June 30, 2020, with such calculations to be provided to the Lenders on or before August 15, 2020.  Due in part to the negative impact on oil and gas prices in the first and second quarters of 2020 caused by the COVID-19 pandemic and geopolitical conditions, it was believed the Borrowers were not going to meet the PDP Collateral Coverage and Maximum Leverage covenants, and representatives of the Company communicated with representatives of the Agent to discuss a resolution.  The Borrowers and the Lenders entered into a Limited Waiver Agreement on or about August 19, 2020 to waive, effective as of June 30, 2020 and expiring at 5:00 p.m. (ET) on August 28, 2020 (the “Waiver Expiry Date”), any defaults that might have existed solely with respect to the PDP Collateral Coverage and Maximum Leverage covenant requirements.  On August 20, 2020, the Company filed its Quarterly Report on Form 10-Q for the period ending June 30, 2020, at which time the debt in connection with the Term Loan Agreement was classified as a current liability in the Company’s consolidated balance sheet.  On or about August 28, 2020, the Borrowers and the Lenders extended the Waiver Expiry Date to September 1, 2020.

Effective September 1, 2020, the Company, together with Borrowers and Holdings, entered into that certain First Amendment to Term Loan Agreement (“First Amendment”) with the Agent and the Lenders. The First Amendment amends the Term Loan Agreement to among other things, revise the interest rate, the PDP Collateral Coverage and the Maximum Leverage covenants, and establish a Minimum Liquidity covenant, in the Term Loan Agreement.

Under the First Amendment, the interest rate under the Term Loan Agreement becomes a daily interest rate equal to the per annum interest rate equal to the Prime Rate for each relevant day plus (a) seven and three-quarters percent (7.75%) during any period that is not during a Contract Rate Adjustment Period or (b) eight and three-quarters percent (8.75%) during any period that is during a Contract Rate Adjustment Period, in each case, converted to a daily rate on the basis of a year of 360 days and actual days elapsed during the period, not to exceed the highest lawful rate. The Contract Rate Adjustment Period is the period commencing September 1, 2020 through the maturity date (unless the Borrowers are in compliance with the revised PDP Collateral Coverage and Maximum Leverage covenants as of March 31, 2021). Under the First Amendment, the default rate is equal to the applicable rate plus two percent (2%) per annum, not to exceed the highest lawful rate.

Pursuant to the First Amendment, the Borrowers are not permitted to allow the PDP Collateral Coverage (as described in the Term Loan Agreement) to be more than the percentage indicated in the table below for the relevant date:

Date	Percentage
June 30, 2020	N/A
December 31, 2020	80%
Each March 31 and September 30 thereafter	65%

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Furthermore, pursuant to the First Amendment, the Borrowers are not permitted to allow the Maximum Leverage (as described in the Term Loan Agreement) to exceed the ratios indicated in the table below for the relevant date:

Date	Percentage	Calculation Period
June 30, 2020	N/A	N/A
September 30, 2020	5.25 to 1.00	Trailing 8 months, divided by 5 and multiplied by 12
December 31, 2020	5.50 to 1.00	Trailing 11 months, divided by 5 and multiplied by 12
March 31, 2021	4.00 to 1.00	Cumulative YTD annualized
June 30, 2021	3.50 to 1.00	Cumulative YTD annualized
The last day of each fiscal quarter thereafter	2.75 to 1.00	Cumulative YTD annualized

Furthermore, pursuant to the First Amendment, the Borrowers are required to not permit Minimum Liquidity (as described in the First Amendment) to be less than (a) $1,000,000 for the period commencing on December 31, 2020 through and including April 29, 2020, (b) $1,750,000 for the period commencing on April 30, 2021 through and including June 29, 2021, and (c) $2,500,000 for the period commencing June 30, 2021 through and including the maturity date. In connection with the First Amendment, the Borrowers assigned the Lenders the right to receive 50% of the proceeds attributable to certain royalty and/or over-riding royalty interests, which right may be repurchased by the Borrowers for an amount equal to $350,000 prior to May 15, 2021 as long as the Borrowers are in compliance with the PDP Collateral Coverage and Maximum Leverage covenant. The First Amendment also makes certain changes to the Borrowers’ obligation to deliver reserve reports and to the definition of adjusted strip prices.

The foregoing description of the First Amendment is qualified by reference to the full text of the First Amendment, which is filed herewith as Exhibit 10.1 and incorporated by reference into this Item 1.01.

There is no assurance the Borrowers will be able to maintain compliance with the amended covenant requirements in the Term Loan Agreement.

Securities Purchase Agreement

In connection with the First Amendment, Viking agreed to issue to the Lenders 4,500,000 shares of its common stock, par value $0.001 per share (the “Lender Shares”), pursuant to the terms of a Securities Purchase Agreement, by and among Viking and the Lenders (the “Securities Purchase Agreement”). The Securities Purchase Agreement grants the Lenders certain “piggyback” registration rights in connection with the filing of a registration statement by Viking or certain other holders of Viking’s common stock. The Lender Shares will be issued in reliance on the exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended, as there was no general solicitation, the Lenders were accredited investors, and the issuances do not involve a public offering.

The foregoing description of the Securities Purchase Agreement is qualified by reference to the full text of the Securities Purchase Agreement, which is filed herewith as Exhibit 10.2 and incorporated by reference into this Item 1.01.

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Item 3.02 Unregistered Sales of Equity Securities.

The description of the Securities Purchase Agreement and issuance of the Lender Shares in Item 1.01 above is incorporated by reference in this Item 3.02.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description

10.1

First Amendment to Term Loan Agreement, effective as of September 1, 2020, by and among Viking Energy Group, Inc.; Elysium Energy, LLC; Elysium Energy Holdings, LLC; Elysium Energy LA, LLC; Elysium Energy TX, LLC; Pointe a La Hache, L.L.C.; Turtle Bayou, L.L.C.; Potash, L.L.C.; Ramos Field, L.L.C.; 405 Woodbine LLC, as Agent, and the Lenders.

10.2	Securities Purchase Agreement, effective as of September 1, 2020, by and among Viking Energy Group, Inc. and the Lenders.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Viking Energy Group, Inc.

Dated: September 3, 2020	By:	/s/ James Doris
	Name:	James Doris
	Title:	CEO & Director

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